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                              Janus Adviser Series

                     Supplement Dated September 30, 2002 to
                      Prospectus Dated September 30, 2002

The following information shall be added to the Shareholder's Guide of the
Prospectus:

"Financial intermediaries who enter into agreements with Janus Distributors by November 29, 2002 may receive up to 2.00% of the net asset value of the Class C Shares from Janus Distributors, if they agree to waive the initial sales charge otherwise payable by the investor during an initial period following the commencement of operations of Class C Shares."